UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 24, 2014
(December 16, 2013)

LinnCo, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35695	45-5166623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by LinnCo, LLC (“LinnCo”) on December 18, 2013. As previously reported, on December 16, 2013, LinnCo and Linn Energy, LLC (“LINN Energy”), an affiliate of LinnCo, completed the previously-announced transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2013, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2013, and Amendment No. 2 to Agreement and Plan of Merger, dated as of November 13, 2013 (as so amended, the “Merger Agreement”), by and among Berry Petroleum Company, a Delaware corporation (“Berry”), Bacchus HoldCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Berry (“HoldCo”), Bacchus Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of HoldCo (“Bacchus Merger Sub”), LinnCo, Linn Acquisition Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), and LINN Energy. Pursuant to the terms of the Merger Agreement, (i) Bacchus Merger Sub was merged with and into Berry (the “HoldCo Merger”), with Berry continuing as the surviving corporation and as a direct wholly owned subsidiary of HoldCo; (ii) following the HoldCo Merger, Berry was converted from a Delaware corporation into a Delaware limited liability company (the “Conversion”); and (iii) following the Conversion, HoldCo was merged with and into LinnCo Merger Sub (the “LinnCo Merger”), with LinnCo Merger Sub continuing as the surviving company. Following the LinnCo Merger, pursuant to the Contribution Agreement dated February 20, 2013, as amended as of November 3, 2013, by and between LinnCo and LINN Energy, LinnCo contributed all of the outstanding equity interests in LinnCo Merger Sub to LINN Energy (the “Contribution”) in exchange for the issuance to LinnCo of newly issued units representing limited liability company interests in LINN Energy.
The Current Report on Form 8-K filed on December 18, 2013, is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). No other amendments to the Form 8-K filed on December 18, 2013, are being made by this Amendment No. 1.
Item 9.01    Financial Statements and Exhibits.
(a)  Financial Statements of Business Acquired.
The unaudited financial statements of Berry as of September 30, 2013, and for the three and nine months ended September 30, 2013 and 2012, and the notes thereto, are incorporated herein by reference to Part I, Item 1. of Berry’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, filed on October 24, 2013, Commission File No. 1-9735.
The audited financial statements of Berry as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the notes thereto, are incorporated herein by reference to Part II, Item 8. and Item 9A. of Berry’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 28, 2013, Commission File No. 1-9735.
The unaudited financial statements of LINN Energy as of September 30, 2013, and for the three and nine months ended September 30, 2013 and 2012, and the notes thereto, are incorporated herein by reference to Part I, Item 1. of LINN Energy’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, filed on October 28, 2013, Commission File No. 000-51719.
The audited financial statements of LINN Energy as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the notes thereto, are incorporated herein by reference to Part II, Item 8. of LINN Energy’s Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012, filed on November 5, 2013, Commission File No. 000-51719.
(b)  Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements and explanatory notes relating to the Berry acquisition are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Berry Petroleum Company.
Exhibit 23.2	Consent of KPMG LLP, independent registered public accounting firm for Linn Energy, LLC.
Exhibit 99.1
The unaudited pro forma condensed combined financial statements, and the notes thereto, of LinnCo as of and for the nine months ended September 30, 2013, and for the period from April 30, 2012 (LinnCo’s Inception) to December 31, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINNCO, LLC
(Registrant)

Date: February 24, 2014	/s/ David B. Rottino
David B. Rottino
Executive Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)